                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2005

                             SmartServ Online, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  0-28008         13-3750708
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(State or Other Jurisdiction of    (Commission      (I.R.S. Employer
Incorporation or Organization)    File Number)     Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania        19462
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2005,  SmartServ  Online,  Inc.  (the  "Company")  entered into a letter agreement ("Agreement") with TecCapital,  Ltd. ("TEC"), pursuant to which
TEC agreed to waive and  release  certain  rights TEC has under a certain  Stock
Purchase  Agreement  by and among the  Company,  TEC,  The  Abernathy  Group and
Conseco Equity Fund, dated May 12, 2000 ("SPA").  TEC provided these waivers and releases in consideration  for the grant to TEC of 500,000 shares  ("Shares") of the Company's  common stock ("Common  Stock").  The Company believes that TEC is the  beneficial  owner of more than ten percent  (10%) of the  Company's  Common
Stock.

The Agreement  provides that TEC waives and releases the Company from all claims that TEC may have:

o    for  additional shares of Common Stock  issuable to TEC pursuant to certain anti-dilution rights provided for in the SPA;

o    for warrants  issuable to TEC as compensation for the Company's  failure to register with the Securities and Exchange  Commission ("SEC") the resale of the  shares  acquired  by TEC under the SPA and the  related  anti-dilution shares described above; and

o    with respect to all  covenants  made by the Company under Article IV of the
     SPA (i.e., affirmative post-closing covenants made by the Company under the
     SPA), except certain indemnification rights of TEC described below.

The  Agreement  also  provides  that the  covenants  under  Article  IV shall be terminated  and all of  TEC's  rights  thereunder  waived,  except  for  certain indemnification  rights of TEC with regard to liability  under any  registration statements  filed by the  Company  covering  the  shares  of TEC.  These  waived covenants  include,  without  limitation,  TEC's right to attend meetings of the
Company's Board of Directors and to appoint a director to the Board,  along with preemptive, anti-dilution and registration rights previously granted to TEC.

Under the terms of the  Agreement,  the  Company  agreed to use best  efforts to register  the  Shares,  and all other  shares of Common  Stock held by TEC, in a registration  statement  filed with the SEC. The Company also agreed to use best efforts to cause this registration statement to become effective within 180 days after the  acquisition  of Telco Group is  consummated  or this  acquisition  is abandoned,  which  proposed  acquisition  was  previously  disclosed  by a press release dated November 17, 2004. In the event that both the acquisition of Telco
Group is not  consummated  and a  registration  statement  covering all of TEC's shares of Common Stock is not declared  effective within 270 days after the date of the Agreement,  TEC may (in its sole discretion)  return all of the Shares to the Company within 330 days from the date of the Agreement, and in such case the waivers and releases  granted in the  Agreement  would become void and TEC could pursue any claims  against the Company as if such waivers and releases had never been granted.

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The Company also agreed that until the  contemplated  acquisition of Telco Group is consummated, the Company would not:

o    acquire or repurchase  for cash any of its  outstanding  securities  (other than in  connection  with the  termination  of  employment  or  independent contractor services); and

o    pay or otherwise  deliver any cash to a holder of the Company's  securities in  consideration  for failure to register  the  Company's  securities  for resale.

Item 3.02 Unregistered Sale of Equity Securities

On January 28, 2005,  the Company  agreed that it would issue 500,000  shares of
Common Stock in the aggregate to TEC under the  Agreement.  The Shares are being issued by the  Company as  consideration  for the waiver and  release of certain claims TEC may have under the SPA as described in Item 1.01 above.  As described above,  these  Shares  are  subject  to being  returned  by TEC in the event the
Company  fails to register all shares of Common Stock owned by TEC and the Telco
Group  transaction  is not  consummated  within  270  days  from the date of the
Agreement.  These Shares are to be issued in reliance  upon the  exemption  from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
TEC is an accredited  investor and had access to our most recent Form  10-KSB/A, all quarterly and other periodic  reports filed subsequent to such Form 10-KSB/A and our most recent proxy materials.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties.  Forward-looking  statements in this document and those made from  time-to-time by the Company are made under the safe harbor provisions of  the  Private  Securities  Litigation  Reform  Act of  1995.  Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from  expectations.  Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors"  described under the heading "Certain Factors
That May Affect Future Results" in the Company's  Annual Report on Form 10-KSB/A
for the year ended December 31, 2003 and other SEC filings.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                          SMARTSERV ONLINE, INC.

Dated:  February 3, 2005                    By:  /s/ Len von Vital
                                               Len von Vital,
                                               Chief Financial Officer

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